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                                                                    EXHIBIT 10.4

                          SOMAXON PHARMACEUTICALS, INC.
                        2005 EQUITY INCENTIVE AWARD PLAN

                                   ARTICLE 1

                                     PURPOSE

      The purpose of the Somaxon Pharmaceuticals, Inc. 2005 Equity Incentive Award Plan (the "PLAN") is to promote the success and enhance the value of Somaxon Pharmaceuticals, Inc., a Delaware corporation (the "COMPANY"), by linking the personal interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for performance to generate returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent.

      All share numbers set forth in this Plan give effect to the reverse stock split to be implemented by the Company in connection with its initial public offering.

                                   ARTICLE 2

                          DEFINITIONS AND CONSTRUCTION

      Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

      2.1 "ADMINISTRATOR" means the entity that conducts the general administration of the Plan as provided herein. With reference to the administration of the Plan with respect to Awards granted to Independent Directors, the term "ADMINISTRATOR" shall refer to the Board. With reference to the administration of the Plan with respect to any other Award, the term "ADMINISTRATOR" shall refer to the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in Section 13.1. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 13.5, the term "ADMINISTRATOR" shall refer to such person(s) unless the Committee or the Board has revoked such delegation.

      2.2 "AWARD" means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Dividend Equivalents award, a Stock Payment award, a Restricted Stock Unit award or a Performance-Based Award granted to a Participant pursuant to the Plan.

      2.3 "AWARD AGREEMENT" means any written or electronic agreement, contract, or other instrument or document evidencing an Award.

      2.4 "BOARD" means the Board of Directors of the Company.

      2.5 "CAUSE," unless otherwise defined in an employment or services agreement between the Participant and the Company or any Parent or Subsidiary, means (i) a Participant's breach of any confidentiality or proprietary information agreement between the Participant and the Company or any Parent or Subsidiary; (ii) a Participant's conviction by, or entry of a plea of guilty or nolo contendere in, a court of competent and final jurisdiction for any crime involving moral turpitude or punishable by imprisonment in the jurisdiction involved; (iii) a Participant's commission of an act of fraud, whether

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prior to or subsequent to the date hereof upon the Company or any Parent or
Subsidiary; (iv) a Participant's continuing repeated willful failure or refusal to perform his or her duties (including, without limitation, a Participant's inability to perform his or her duties as a result of chronic alcoholism or drug addiction and/or as a result of any failure to comply with any laws, rules or regulations of any governmental entity with respect to a Participant's employment by the Company or any Parent or Subsidiary); (v) a Participant's gross negligence, insubordination or material violation of any duty of loyalty to the Company or any Parent or Subsidiary or any other material misconduct on the part of a Participant; (vi) a Participant's intentional commission of any act which he or she knows (or reasonably should know) is likely to be materially detrimental to the Company's or any Parent's or Subsidiary's business or goodwill; or (vii) a Participant's material breach of any other provision of any agreement between the Participant and the Company or any Parent or Subsidiary, provided that termination of a Participant's employment pursuant to this subsection (vii) shall not constitute valid termination for good cause unless such Participant shall have first received written notice from the Board or its designee stating with specificity the nature of such breach and affording the Participant at least fifteen days to correct the breach alleged.

      The foregoing definition shall not in any way preclude or restrict the right of the Company or any successor or Parent or Subsidiary thereof to discharge or dismiss any Participant in the service of such entity for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of this Plan, to constitute grounds for termination for Cause.

      2.6 "CHANGE IN CONTROL" means and includes each of the following:

            (a) the acquisition, directly or indirectly, by any "person" or "group" (as those terms are defined in Sections 3(a)(9), 13(d) and 14(d) of the Exchange Act and the rules thereunder) of "beneficial ownership" (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors ("VOTING SECURITIES") of the Company that represent 50% or more of the combined voting power of the Company's then outstanding voting securities, other than:

                  (i) an acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company, or

                  (ii) an acquisition of voting securities by the Company or a corporation owned, directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company, or

                  (iii) an acquisition of voting securities pursuant to a transaction described in subsection (c) below that would not be a Change in Control under subsection (c), or

                  (iv) an acquisition of voting securities pursuant to the Company's initial public offering of the Stock;

            Notwithstanding the foregoing, the following event shall not constitute an "acquisition" by any person or group for purposes of this Section 2.6: an acquisition of the Company's securities by the Company which causes the Company's voting securities beneficially owned by a person or group to represent 50% or more of the combined voting power of the Company's then outstanding voting securities; provided, however, that if a person or group shall become the beneficial owner of 50% or more of the combined voting power of the Company's then outstanding voting securities by reason of share

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acquisitions by the Company as described above and shall, after such share acquisitions by the Company, become the beneficial owner of any additional voting securities of the Company, then such acquisition shall constitute a Change in Control; or

            (b) during any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in subsections (a) or (c) of this Section 2.6 whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

            (c) the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company's assets or
(z) the acquisition of assets or stock of another entity, in each case other than a transaction:

                  (i) which results in the Company's voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company's assets or otherwise succeeds to the business of the Company (the Company or such person, the "SUCCESSOR ENTITY") directly or indirectly, at least a majority of the combined voting power of the Successor Entity's outstanding voting securities immediately after the transaction, and

                  (ii) after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this paragraph (ii) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

            (d) the Company's stockholders approve a liquidation or dissolution of the Company.

            For purposes of subsection (a) above, the calculation of voting power shall be made as if the date of the acquisition were a record date for a vote of the Company's stockholders, and for purposes of subsection (c) above, the calculation of voting power shall be made as if the date of the consummation of the transaction were a record date for a vote of the Company's stockholders.

            The Administrator shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

      2.7 "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations issued thereunder.

      2.8 "COMMITTEE" means the committee of the Board described in Article 13.

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      2.9 "CONSULTANT" means any consultant or adviser if:

            (a) The consultant or adviser renders bona fide services to the Company or any Parent or Subsidiary;

            (b) The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and

            (c) The consultant or adviser is a natural person who has contracted directly with the Company or any Parent or Subsidiary to render such services.

      2.10 "COVERED EMPLOYEE" means an Employee who is, or is likely to become, a "covered employee" within the meaning of Section 162(m)(3) of the Code.

      2.11 "DISABILITY" means a permanent and total disability within the meaning of Section 22(e)(3) of the Code, as it may be amended from time to time.

      2.12 "DIVIDEND EQUIVALENTS" means a right granted to a Participant pursuant to Article 8 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

      2.13 "EFFECTIVE DATE" shall mean the date immediately prior to the Public Trading Date.

      2.14 "ELIGIBLE INDIVIDUAL" means any person who is a member of the Board, a Consultant or an Employee, as determined by the Administrator.

      2.15 "EMPLOYEE" means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Parent or Subsidiary.

      2.16 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

      2.17 "EXISTING PLAN" has the meaning set forth in Section 3.1(a).

      2.18 "EXPIRATION DATE" has the meaning set forth in Section 14.3.

      2.19 "FAIR MARKET VALUE" means, as of any date, the value of Stock determined as follows:

            (a) If the Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock as quoted on such exchange or system for the last market trading day prior to the date of determination for which a closing sales price is reported, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

            (b) If the Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Stock on the date prior to the date of determination as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

            (c) In the absence of an established market for the Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

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      2.20 "GOOD REASON" means a Participant's voluntary resignation following any one or more of the following that is effected without the Participant's written consent: (i) a change in his or her position following the Change of Control that materially reduces his or her duties or responsibilities, (ii) a reduction in his or her base salary following a Change of Control, unless the base salaries of all similarly situated individuals are similarly reduced, or
(iii) a relocation of such Participant's place of employment of more than fifty miles following a Change of Control. However, if the term or concept of "Good Reason" has been defined in an agreement between a Participant and the Company or any successor or parent or Subsidiary thereof, then "Good Reason" shall have the definition set forth in such agreement. unless otherwise defined in an employment or services agreement between the Participant and the Company or any Parent or Subsidiary, means any of the following:

      2.21 "INCENTIVE STOCK OPTION" means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

      2.22 "INDEPENDENT DIRECTOR" means a member of the Board who is not an Employee.

      2.23 "NON-EMPLOYEE DIRECTOR" means a member of the Board who qualifies as a "Non-Employee Director" as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.

      2.24 "NON-QUALIFIED STOCK OPTION" means an Option that is not intended to be or otherwise does not qualify as an Incentive Stock Option.

      2.25 "OPTION" means a right granted to a Participant pursuant to Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

      2.26 "PARENT" means any "parent corporation" as defined in Section 424(e) of the Code and any applicable regulations promulgated thereunder of the Company or any other entity which beneficially owns, directly or indirectly, a majority of the outstanding voting stock or voting power of the Company.

      2.27 "PARTICIPANT" means any Eligible Individual who, as a member of the Board, a Consultant or an Employee, has been granted an Award pursuant to the Plan.

      2.28 "PERFORMANCE-BASED AWARD" means an Award granted to selected Covered Employees pursuant to Articles 6 and 8, but which is subject to the terms and conditions set forth in Article 9.

      2.29 "PERFORMANCE CRITERIA" means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), return on net assets, return on stockholders' equity, return on sales, gross or net profit margin, working capital, earnings per share and price per share of Stock, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Administrator shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

      2.30 "PERFORMANCE GOALS" means, for a Performance Period, the goals established in writing by the Administrator for the Performance Period based upon the Performance Criteria. Depending on the

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Performance Criteria used to establish such Performance Goals, the Performance
Goals may be expressed in terms of overall Company performance or the performance of a Subsidiary, division or other operational unit. The Administrator, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

      2.31 "PERFORMANCE PERIOD" means the one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, a Performance-Based Award.

      2.32 "PLAN" means this Somaxon Pharmaceuticals, Inc. 2005 Equity Incentive Award Plan, as it may be amended from time to time.

      2.33 "PUBLIC TRADING DATE" means the first date upon which the Company is subject to the reporting requirements of Section 13 or 15(d)(2) of the Exchange Act.

      2.34 "QUALIFIED PERFORMANCE-BASED COMPENSATION" means any compensation that is intended to qualify as "qualified performance-based compensation" as described in Section 162(m)(4)(C) of the Code.

      2.35 "RESTRICTED STOCK" means Stock awarded to a Participant pursuant to
Article 6 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

      2.36 "RESTRICTED STOCK UNIT" means a right to receive a share of Stock during specified time periods granted pursuant to Section 8.3.

      2.37 "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

      2.38 "SECTION 409A AWARD" has the meaning set forth in Section 10.1.

      2.39 "STOCK" means the common stock of the Company and such other securities of the Company that may be substituted for Stock pursuant to Article 12.

      2.40 "STOCK APPRECIATION RIGHT" or "SAR" means a right granted pursuant to
Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value of such number of shares of Stock on the date the SAR was granted as set forth in the applicable Award Agreement.

      2.41 "STOCK PAYMENT" means (a) a payment in the form of shares of Stock, or (b) an option or other right to purchase shares of Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Section 8.2.

      2.42 "SUBSIDIARY" means any "subsidiary corporation" as defined in Section 424(f) of the Code and any applicable regulations promulgated thereunder of the Company or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

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      2.43 "SUCCESSOR ENTITY" has the meaning set forth in Section 2.6(c).

      2.44 "TERMINATION OF CONSULTANCY" means the time when the engagement of a Participant as a Consultant to the Company or a Parent or Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous commencement of employment with the Company or any Parent or Subsidiary. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Parent or Subsidiary has an absolute and unrestricted right to terminate a Consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

      2.45 "TERMINATION OF DIRECTORSHIP" shall mean the time when a Participant who is a Non-Employee Director ceases to be a member of the Board for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Non-Employee Directors.

      2.46 "TERMINATION OF EMPLOYMENT" shall mean the time when the employee-employer relationship between a Participant and the Company or any Parent or Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding: (a) terminations where there is a simultaneous reemployment or continuing employment of a Participant by the Company or any Parent or Subsidiary, (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Parent or Subsidiary with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Administrator in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

                                   ARTICLE 3

                           SHARES SUBJECT TO THE PLAN

      3.1 Number of Shares.

            (a) Subject to Article 12 and Section 3.1(b), the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be the sum of: (i) 2,000,000 shares; plus (ii) the number of shares of Stock remaining available for issuance and not subject to awards granted under the Somaxon Pharmaceuticals, Inc. 2004 Equity Incentive Award Plan (the "EXISTING PLAN") as of the Effective Date; plus (iii) with respect to awards granted under the Existing Plan on or before the Effective Date that expire or are canceled without having been exercised in full or shares of

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Stock that are forfeited or repurchased pursuant to the terms of awards granted under the Existing Plan, the number of shares of Stock subject to each such award as to which such award was not exercised prior to its expiration or cancellation or which are forfeited or repurchased by the Company. The aggregate number of shares of Stock authorized for issuance under the Existing Plan was [1,250,000] shares and, accordingly, the total number of shares of Stock under clauses (ii) and (iii) in the preceding sentence shall not exceed [______] shares. In addition, subject to Article 12, commencing on January 1, 2007, and on each January 1 thereafter during the term of the Plan, the number of shares of Stock which shall be made available for sale under the Plan shall be increased by that number of shares of Stock equal to the least of (i) 5% of the Company's outstanding shares on such date, (ii) 2,000,000 shares, or (iii) a lesser amount determined by the Board. Accordingly, the number of shares of Stock which shall be available for sale under the Plan shall be subject to increase under the preceding sentence only on January 1, 2007 and on each subsequent January 1 through and including January 1, 2015. Notwithstanding anything in this Section 3.1(a) to the contrary, the number of shares of Stock that may be issued or transferred pursuant to Awards under the Plan shall not exceed an aggregate of [______] shares, subject to Article 12.

            (b) To the extent that an Award terminates, expires, or lapses for any reason, any shares of Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan. Additionally, any shares of Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall again be available for the grant of an Award pursuant to the Plan. If any shares of Restricted Stock are surrendered by a Participant or repurchased by the Company pursuant to Section
6.3 hereof, such shares shall again be available for the grant of an Award pursuant to the Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan.

            (c) Notwithstanding the provisions of this Section 3.1, no shares of Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an Incentive Stock Option under
Section 422 of the Code.

      3.2 Stock Distributed. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury stock or Stock purchased on the open market.

      3.3 Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Article 12, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during any calendar year shall be [_____]; provided, however, that the foregoing limitation shall not apply prior to the Public Trading Date and, following the Public Trading Date, the foregoing limitation shall not apply until the earliest of: (a) the first material modification of the Plan (including any increase in the number of shares reserved for issuance under the Plan in accordance with Section 3.1); (b) the issuance of all of the shares of Stock reserved for issuance under the Plan; (c) the expiration of the Plan; (d) the first meeting of stockholders at which members of the Board are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security of the Company under Section 12 of the Exchange Act; or (e) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.

                                   ARTICLE 4

                          ELIGIBILITY AND PARTICIPATION

      4.1 Eligibility. Persons eligible to participate in this Plan include Employees, Consultants and members of the Board, as determined by the Administrator.

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      4.2 Participation. Subject to the provisions of the Plan, the
Administrator may, from time to time, select from among all Eligible Individuals those to whom Awards shall be granted and shall determine the nature and amount of each Award. No individual shall have any right to be granted an Award pursuant to this Plan.

                                   ARTICLE 5

                                  STOCK OPTIONS

      5.1 General. The Administrator is authorized to grant Options to Eligible Individuals on the following terms and conditions:

            (a) Exercise Price. The exercise price per share of Stock subject to an Option shall be determined by the Administrator and set forth in the Award Agreement; provided that the exercise price per share for any Option shall not be less than 100% of the Fair Market Value per share of the Stock on the date of the grant.

            (b) Time and Conditions of Exercise. The Administrator shall determine the time or times at which an Option may be exercised in whole or in part; provided that the term of any Option granted under the Plan shall not exceed ten years. The Administrator shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised. The Administrator may extend the term of any outstanding Option in connection with any Termination of Employment, Termination of Directorship or Termination of Consultancy of the Participant holding such Option, or amend any other term or condition of such Option relating to such a Termination of Employment, Termination of Directorship or Termination of Consultancy.

            (c) Payment. The Administrator shall determine the methods, terms and conditions by which the exercise price of an Option may be paid, and the form and manner of payment, including, without limitation, payment in the form of cash, a promissory note bearing interest at no less than such rate as shall then preclude the imputation of interest under the Code, shares of Stock, or other property acceptable to the Administrator and payment through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided that payment of such proceeds is then made to the Company upon settlement of such sale, and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an "executive officer" of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option in any method which would violate Section 13(k) of the Exchange Act.

            (d) Evidence of Grant. All Options shall be evidenced by an Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Administrator.

      5.2 Incentive Stock Options. Incentive Stock Options may be granted only to employees (as defined in accordance with Section 3401(c) of the Code) of the Company or a Subsidiary which constitutes a "subsidiary corporation" of the Company within Section 424(f) of the Code or a Parent which constitutes a "parent corporation" of the Company within the meaning of Section 424(e) of the Code, and the terms of any Incentive Stock Options granted pursuant to the Plan must comply with the following additional provisions of this Section 5.2 in addition to the requirements of Section 5.1:

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            (a) Ten Percent Owners. An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company or any "subsidiary corporation" of the Company or "parent corporation" of the Company (each within the meaning of Section 424 of the Code) only if such Option is granted at an exercise price per share that is not less than 110% of the Fair Market Value per share of the Stock on the date of the grant and the Option is exercisable for no more than five years from the date of grant.

            (b) Transfer Restriction. An Incentive Stock Option shall not be transferable by the Participant other than by will or by the laws of descent or distribution.

            (c) Right to Exercise. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant.

            (d) Failure to Meet Requirements. Any Option (or portion thereof) purported to be an Incentive Stock Option which, for any reason, fails to meet the requirements of Section 422 of the Code, shall be considered a Non-Qualified Stock Option.

      5.3 Substitution of Stock Appreciation Rights. The Administrator may provide in the Award Agreement evidencing the grant of an Option that the Administrator, in its sole discretion, shall have to right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option, subject to the provisions of Article 7 hereof; provided that such Stock Appreciation Right shall be exercisable for the number of shares of Stock for which such substituted Option would have been exercisable.

      5.4 Paperless Exercise. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Options by a Participant may be permitted through the use of such an automated system.

                                   ARTICLE 6

                             RESTRICTED STOCK AWARDS

      6.1 Grant of Restricted Stock. The Administrator is authorized to make Awards of Restricted Stock to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. All Awards of Restricted Stock shall be evidenced by an Award Agreement.

      6.2 Issuance and Restrictions. Restricted Stock shall be subject to such repurchase restrictions, forfeiture restrictions, restrictions on transferability and other restrictions as the Administrator may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances or installments or otherwise as the Administrator determines at the time of the grant of the Award or thereafter. Alternatively, these restrictions may lapse pursuant to the satisfaction of one or more Performance Goals or other specific performance goals as the Administrator determines to be appropriate at the time of the grant of the Award or thereafter, in each case on a specified date or dates or over any period or periods determined by the Administrator.

      6.3 Repurchase or Forfeiture. Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, upon a Participant's Termination of Employment, Termination of Directorship or Termination of Consultancy during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited or subject to repurchase by the Company (or its assignee) under such terms as the Administrator shall determine; provided, however, that the Administrator may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of a Participant's Termination of Employment, Termination of Directorship or Termination of Consultancy under certain circumstances, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

      6.4 Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse or the Award Agreement may provide that the shares shall be held in escrow by an escrow agent designated by the Company.

                                    ARTICLE 7

                            STOCK APPRECIATION RIGHTS

      7.1 Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any Eligible Individual selected by the Administrator. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall impose and shall be evidenced by an Award Agreement.

      7.2 Terms of Stock Appreciation Rights.

            (a) A Stock Appreciation Right shall be exercisable in such installments as the Administrator may determine. A Stock Appreciation Right shall cover such number of shares of Stock as the Administrator may determine. The exercise price per share of Stock subject to each Stock Appreciation Right shall be set by the Administrator.

            (b) A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the
Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying (i) the amount (if any) by which the Fair Market Value of a share of Stock on the date of exercise of the Stock Appreciation Right exceeds the exercise price per share of the Stock Appreciation Right, by (ii) the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Administrator may impose.

      7.3 Payment.

            (a) Subject to Sections 7.3(b) and (c), payment of the amounts determined under Section 7.2(b) above shall be in cash, in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Administrator.

            (b) To the extent payment for a Stock Appreciation Right is to be made in cash, the Award Agreement shall, to the extent necessary to comply with the requirements of Section 409A of the

Code, specify the date of payment, which may be different than the date of exercise of the Stock Appreciation Right. If the date of payment for a Stock Appreciation Right is later than the date of exercise, the Award Agreement may specify that the Participant be entitled to earnings on such amount until paid.

            (c) To the extent any payment under Section 7.2(b) is effected in Stock, it shall be made subject to satisfaction of all provisions of Article 5 above pertaining to Options.

                                   ARTICLE 8

                              OTHER TYPES OF AWARDS

      8.1 Dividend Equivalents.

            (a) Any Eligible Individual selected by the Administrator may be granted Dividend Equivalents based on the dividends on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator.

            (b) Dividend Equivalents granted with respect to Options or SARs that are intended to be Qualified Performance-Based Compensation shall be payable, with respect to pre-exercise periods, regardless of whether such Option or SAR is subsequently exercised.

      8.2 Stock Payments. Any Eligible Individual selected by the Administrator may receive Stock Payments in the manner determined from time to time by the Administrator; provided, that unless otherwise determined by the Administrator such Stock Payments shall be made in lieu of base salary, bonus, or other cash compensation otherwise payable to such Eligible Individual. The number of shares shall be determined by the Administrator and may be based upon the Performance Goals or other specific performance goals determined appropriate by the Administrator.

      8.3 Restricted Stock Units. The Administrator is authorized to make Awards of Restricted Stock Units to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. Alternatively, Restricted Stock Units may become fully vested and nonforfeitable pursuant to the satisfaction of one or more Performance Goals or other specific performance goals as the Administrator determines to be appropriate at the time of the grant of the Restricted Stock Units or thereafter, in each case on a specified date or dates or over any period or periods determined by the Administrator. At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Eligible Individual to whom the Award is granted. On the maturity date, the Company shall transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit that is vested and scheduled to be distributed on such date and not previously forfeited. The Administrator shall specify the purchase price, if any, to be paid by the Participant to the Company for such shares of Stock.

      8.4 Term. Except as otherwise provided herein, the term of any Award of Dividend Equivalents, Stock Payments or Restricted Stock Units shall be set by the Administrator in its discretion.

      8.5 Exercise or Purchase Price. The Administrator may establish the exercise or purchase price, if any, of any Award of Stock Payments or Restricted Stock Units; provided, however, that such price shall not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable state law.

      8.6 Form of Payment. Payments with respect to any Awards granted under Sections 8.1, 8.2 or 8.3 shall be made in cash, in Stock or a combination of both, as determined by the Administrator.

      8.7 Award Agreement. All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Administrator and shall be evidenced by a written Award Agreement.

                                   ARTICLE 9

                            PERFORMANCE-BASED AWARDS

      9.1 Purpose. The purpose of this Article 9 is to provide the Administrator the ability to qualify Awards other than Options and SARs and that are granted pursuant to Articles 6 and 8 as Qualified Performance-Based Compensation. If the Administrator, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 9 shall control over any contrary provision contained in Articles 6 or 8; provided, however, that the Administrator may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 9.

      9.2 Applicability. This Article 9 shall apply only to those Covered Employees selected by the Administrator to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

      9.3 Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles 6 and 8 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Administrator shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Administrator shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Administrator shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period.

      9.4 Payment of Performance-Based Awards. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Parent or Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

      9.5 Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

                                   ARTICLE 10

                    COMPLIANCE WITH SECTION 409A OF THE CODE

      10.1 Awards subject to Code Section 409A. Any Award that constitutes, or provides for, a deferral of compensation subject to Section 409A of the Code (a "SECTION 409A AWARD") shall satisfy the requirements of Section 409A of the Code and this Article 10, to the extent applicable. The Award Agreement with respect to a Section 409A Award shall incorporate the terms and conditions required by
Section 409A of the Code and this Article 10.

      10.2 Distributions under a Section 409A Award.

            (a) Subject to subsection (b), any shares of Stock or other property or amounts to be paid or distributed upon the grant, issuance, vesting, exercise or payment of a Section 409A Award shall be distributed in accordance with the requirements of Section 409A(a)(2) of the Code, and shall not be distributed earlier than:

                  (i) the Participant's separation from service, as determined by the Secretary of the Treasury;

                  (ii) the date the Participant becomes disabled;

                  (iii) the Participant's death;

                  (iv) a specified time (or pursuant to a fixed schedule) specified under the Award Agreement at the date of the deferral compensation;

                  (v) to the extent provided by the Secretary of the Treasury, a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company; or

                  (vi) the occurrence of an unforeseeable emergency with respect to the Participant.

            (b) In the case of a Participant who is a specified employee, the requirement of paragraph (a)(i) shall be met only if the distributions with respect to the Section 409A Award may not be made before the date which is six months after the Participant's separation from service (or, if earlier, the date of the Participant's death). For purposes of this subsection (b), a Participant shall be a specified employee if such Participant is a key employee (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) of a corporation any stock of which is publicly traded on an established securities market or otherwise, as determined under Section 409A(a)(2)(B)(i) of the Code and the Treasury Regulations thereunder.

            (c) The requirement of paragraph (a)(vi) shall be met only if, as determined under Treasury Regulations under Section 409A(a)(2)(B)(ii) of the Code, the amounts distributed with respect to the unforeseeable emergency do not exceed the amounts necessary to satisfy such unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which such unforeseeable emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant's assets (to the extent the liquidation of such assets would not itself cause severe financial hardship).

            (d) For purposes of this Section, the terms specified therein shall have the respective meanings ascribed thereto under Section 409A of the Code and the Treasury Regulations thereunder.

      10.3 Prohibition on Acceleration of Benefits. The time or schedule of any distribution or payment of any shares of Stock or other property or amounts under a Section 409A Award shall not be accelerated, except as otherwise permitted under Section 409A(a)(3) of the Code and the Treasury Regulations thereunder.

      10.4 Elections under Section 409A Awards.

            (a) Any deferral election provided under or with respect to an Award to any Eligible Individual, or to the Participant holding a Section 409A Award, shall satisfy the requirements of Section 409A(a)(4)(B) of the Code, to the extent applicable, and, except as otherwise permitted under paragraph (i) or
(ii) below, any such deferral election with respect to compensation for services performed during a taxable year shall be made not later than the close of the preceding taxable year, or at such other time as provided in Treasury Regulations.

                  (i) In the case of the first year in which an Eligible Individual or a Participant holding a Section 409A Award, becomes eligible to participate in the Plan, any such deferral election may be made with respect to services to be performed subsequent to the election with thirty
      (30) days after the date the Eligible Individual, or the Participant holding a Section 409A Award, becomes eligible to participate in the Plan, as provided under Section 409A(a)(4)(B)(ii) of the Code.

                  (ii) In the case of any performance-based compensation based on services performed by an Eligible Individual, or the Participant holding a Section 409A Award, over a period of at least twelve (12) months, any such deferral election may be made no later than six months before the end of the period, as provided under Section 409A(a)(4)(B)(iii) of the Code.

            (b) In the event that a Section 409A Award permits, under a subsequent election by the Participant holding such Section 409A Award, a delay in a distribution or payment of any shares of Stock or other property or amounts under such Section 409A Award, or a change in the form of distribution or payment, such subsequent election shall satisfy the requirements of Section 409A(a)(4)(C) of the Code, and:

                  (i) such subsequent election may not take effect until at least twelve months after the date on which the election is made,

                  (ii) in the case such subsequent election relates to a distribution or payment not described in Section 10.2(a)(ii), (iii) or
      (vi), the first payment with respect to such election may be deferred for a period of not less than five years from the date such distribution or payment otherwise would have been made, and

                  (iii) in the case such subsequent election relates to a distribution or payment described in Section 10.2(a)(iv), such election may not be made less than twelve months prior to the date of the first scheduled distribution or payment under Section 10.2(a)(iv).

      10.5 Compliance in Form and Operation. A Section 409A Award, and any election under or with respect to such Section 409A Award, shall comply in form and operation with the requirements of Section 409A of the Code and the Treasury Regulations thereunder.

                                   ARTICLE 11

                         PROVISIONS APPLICABLE TO AWARDS

      11.1 Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the discretion of the Administrator, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

      11.2 Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event of the Participant's Termination of Employment, Termination of Directorship or Termination of Consultancy, and the Company's authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

      11.3 Limits on Transfer.

            (a) Except as otherwise provided by the Administrator pursuant to
Section 11.3(b), no right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Parent or Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Parent or Subsidiary. Except as otherwise provided by the Administrator pursuant to Section 11.3(b), no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed.

            (b) Notwithstanding Section 11.3(a), the Administrator, in its sole discretion, may permit an Award (other than an Incentive Stock Option) to be transferred to, exercised by and paid to any one or more Permitted Transferees (as defined below), subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) any Award which is transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Participant (other than the ability to further transfer the Award); and (iii) the Participant and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws and (C) evidence the transfer. For purposes of this Section 11.3(b),

"PERMITTED TRANSFEREE" shall mean, with respect to a Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant's household (other than a tenant or employee), a trust in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests, or any other transferee specifically approved by the Administrator.

      11.4 Beneficiaries. Notwithstanding Section 11.3, a Participant may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If the Participant is married and resides in a community property state, a designation of a person other than the Participant's spouse as his or her beneficiary with respect to more than 50% of the Participant's interest in the Award shall not be effective without the prior written consent of the Participant's spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Administrator.

      11.5 Stock Certificates; Book-Entry Procedures.

            (a) Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that a Participant make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

            (b) Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by applicable law, rule or regulation, the Company shall not deliver to any Participant certificates evidencing shares of Stock issued in connection with any Award and instead such shares of Stock shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

                                   ARTICLE 12

                          CHANGES IN CAPITAL STRUCTURE

      12.1 Adjustments.

            (a) In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization, distribution of Company assets to stockholders (other than normal cash dividends), or any other corporate event affecting the Stock or the share price of the Stock, the Administrator may make such proportionate adjustments, if any, as the Administrator in its discretion may deem appropriate to reflect such change with respect to (i) the aggregate number and type of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3); (ii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iii) the grant, exercise or purchase price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

            (b) In the event of any transaction or event described in Section 12.1(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate (including without limitation any Change in Control), or of changes in applicable laws, regulations or accounting principles, and whenever the Administrator determines that such action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles, the Administrator, in its sole discretion and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant's request, is hereby authorized to take any one or more of the following actions:

                        (i) To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been received upon the exercise of such Award or realization of the Participant's rights (and, if as of the date of the occurrence of the transaction or event described in this Section 12.1(b) the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant's rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

                        (ii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

                        (iii) To make adjustments in the number and type of shares of Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

                        (iv) To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

                        (v) To provide that the Award cannot vest, be exercised or become payable after such event.

      12.2 Acceleration Upon a Change in Control.

            (a) Notwithstanding Section 12.1(b), and except as may otherwise be provided in any applicable Award Agreement or other written agreement between the Company and a Participant, if a Change in Control occurs and a Participant's Awards are not continued, converted, assumed, or replaced by (i) the Company or a Parent or Subsidiary of the Company, or (ii) a Successor Entity, such Awards shall become fully exercisable and/or payable, as applicable, and all forfeiture, repurchase and other restrictions on such Awards shall lapse immediately prior to such Change in Control. Upon, or in anticipation of, a Change in Control, the Administrator may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of such Change in Control, and shall give each Participant the right to exercise such Awards during a period of time as the Administrator, in its sole and absolute discretion, shall determine.

            (b) In the event of a Change in Control where a Participant's Awards are continued, converted, assumed, or replaced by (i) the Company or a Parent or Subsidiary of the Company, or (ii) a Successor Entity, then 50% of such Participant's unvested Awards shall become fully exercisable and/or payable, as applicable, and all forfeiture, repurchase and other restrictions on such Awards shall lapse, immediately prior to such Change in Control.

            (c) Except as otherwise provided in the Agreement evidencing the Award, any such Awards that are continued, converted, assumed, or replaced by
(i) the Company or a Parent or Subsidiary of the Company, or (ii) a Successor Entity, in a Change in Control and do not otherwise accelerate at that time shall become fully exercisable and/or payable, as applicable, and all forfeiture, repurchase and other restrictions on such Awards shall lapse in the event that the Participant has a Termination of Employment, Termination of Directorship or Termination of Consultancy (i) in connection with the Change in Control or (ii) subsequently within twelve months following such Change in Control, unless such termination is by reason of the Participant's discharge by the Company or a Parent or Subsidiary or a Successor Entity for Cause or by reason of the Participant's voluntary resignation without Good Reason.

      12.3 No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Administrator under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

                                   ARTICLE 13

                                 ADMINISTRATION

      13.1 Administrator. The Administrator of the Plan shall be the Compensation Committee of the Board (or another committee or a subcommittee of the Board to which the Board delegates administration of the Plan) (such committee, the "COMMITTEE"), which Committee shall consist solely of two or more members of the Board each of whom is both an "outside director," within the meaning of Section 162(m) of the Code, a Non-Employee Director and an "independent director" under the rules of the Nasdaq Stock Market. Notwithstanding the foregoing: (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to all Awards granted to Independent Directors, and for purposes of such Awards the term "ADMINISTRATOR" as used in this Plan shall be deemed to refer to the Board, and (b) the Committee may delegate its authority hereunder to the extent permitted by Section 13.5. Appointment of Committee members shall be effective upon acceptance of appointment. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board.

      13.2 Action by the Administrator. A majority of the Administrator shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and, subject to applicable law and the Bylaws of the Company, acts approved in writing by a majority of the Administrator in lieu of a meeting, shall be deemed the acts of the Administrator. Each member of the Administrator is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Parent or Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

      13.3 Authority of Administrator. Subject to any specific designation in the Plan, the Administrator has the exclusive power, authority and discretion to:

            (a) Designate Participants to receive Awards;

            (b) Determine the type or types of Awards to be granted to each Participant;

            (c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

            (d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines; provided, however, that the Administrator shall not have the authority to accelerate the vesting or waive the forfeiture of any Performance-Based Awards;

            (e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

            (f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

            (g) Decide all other matters that must be determined in connection with an Award;

            (h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

            (i) Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

            (j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.

      13.4 Decisions Binding. The Administrator's interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.

      13.5 Delegation of Authority. To the extent permitted by applicable law, the Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards to Participants other than (a) senior executives of the Company who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or members of the Board) to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation, and the Committee may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 13.5 shall serve in such capacity at the pleasure of the Committee.

                                   ARTICLE 14

                         EFFECTIVE AND EXPIRATION DATES

      14.1 Effective Date. The Plan will be effective as of the Effective Date.

      14.2 Approval of Plan by Stockholders. The Plan will be submitted for the approval of the Company's stockholders within twelve (12) months after the date of the Board's initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval, provided, that such Awards shall not be exercisable nor shall such Awards vest prior to the time when the Plan is approved by the stockholders, and provided further, that if such approval has not been obtained at the end of said twelve-month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void. In addition, if the Board determines that Awards other than Options or Stock Appreciation Rights which may be granted to Section 162(m) Participants should continue to be eligible to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, the Performance Criteria must be disclosed to and approved by the Company's stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Company's stockholders previously approved the Plan, as amended and restated to include the Performance Criteria.

      14.3 Expiration Date. The Plan will expire on, and no Award may be granted pursuant to the Plan after, the earlier of the tenth anniversary of (i) the date this Plan is approved by the Board or (ii) the date this Plan is approved by the Company's stockholders (the "EXPIRATION DATE"). Any Awards that are outstanding on the tenth anniversary of the Effective Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

                                   ARTICLE 15

                    AMENDMENT, MODIFICATION, AND TERMINATION

      15.1 Amendment, Modification, And Termination. The Board may terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval is required for any amendment to the Plan that increases the number of shares available under the Plan (other than any adjustment as provided by Article 12). Notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company, no Option may be amended to reduce the per share exercise price of the shares subject to such Option below the per share exercise price as of the date the Option is granted and, except as permitted by Article 12, no Option may be granted in exchange for, or in connection with, the cancellation or surrender of an Option having a higher per share exercise price.

      15.2 Awards Previously Granted. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

                                   ARTICLE 16

                               GENERAL PROVISIONS

      16.1 No Rights to Awards. No Participant, Employee, or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Participants, Employees, and other persons uniformly.

      16.2 No Stockholders Rights. No Award gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

      16.3 Withholding. The Company or any Parent or Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant's employment tax obligations) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company or a Parent or Subsidiary, as applicable, withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months (or such other period as may be determined by the Administrator) after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant's federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

      16.4 No Right to Employment or Services. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Parent or Subsidiary to terminate any

Participant's employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Parent or Subsidiary.

      16.5 Unfunded Status of Awards. The Plan is intended to be an unfunded plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Parent or Subsidiary.

      16.6 Indemnification. To the extent allowable pursuant to applicable law, the Administrator (and each member thereof) shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

      16.7 Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Parent or Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

      16.8 Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

      16.9 Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

      16.10 Fractional Shares. No fractional shares of Stock shall be issued and the Administrator shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

      16.11 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

      16.12 Government and Other Regulations. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

      16.13 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of California, without regard to the conflicts of law principles thereof.

      16.14 Acceleration Upon Death or Disability. With respect to Participants who are Employees or members of the Board of the Company, in the event of a Participant's Termination of Employment or Termination of Directorship, as applicable, on account of Disability or death, that number of Participant's unvested Awards that would have become fully vested, exercisable and/or payable, as applicable, over the twelve months following the Participant's Termination of Employment or Termination of Directorship, as applicable, under the vesting schedules applicable to such Awards had the Participant remained continuously employed by the Company during such period shall immediately become so vested, exercisable and/or payable, as applicable, on the date of termination.

                          SOMAXON PHARMACEUTICALS, INC.

                        2005 EQUITY INCENTIVE AWARD PLAN

                          STOCK OPTION GRANT NOTICE AND
                             STOCK OPTION AGREEMENT

      Somaxon Pharmaceuticals, Inc., a Delaware corporation (the "COMPANY"), pursuant to its 2005 Equity Incentive Award Plan (the "PLAN"), hereby grants to the holder listed below ("PARTICIPANT"), an option to purchase the number of shares of the Company's Stock set forth below (the "OPTION"). This Option is subject to all of the terms and conditions as set forth herein and in the Stock Option Agreement attached hereto as Exhibit A (the "STOCK OPTION AGREEMENT") and the Plan, which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Grant Notice and the Stock Option Agreement.

PARTICIPANT:               ____________________________________________
GRANT DATE:                ____________________________________________
EXERCISE PRICE PER SHARE:  $___________________________________________
TOTAL EXERCISE PRICE:      $___________________________________________
TOTAL NUMBER OF SHARES
SUBJECT TO THE OPTION:     ____________________________________________
EXPIRATION DATE:           ____________________________________________

TYPE OF OPTION:   [ ] Incentive Stock Option    [ ] Non-Qualified Stock Option

VESTING SCHEDULE: [To be specified in individual agreements]

      By his or her signature, Participant agrees to be bound by the terms and conditions of the Plan, the Stock Option Agreement and this Grant Notice. Participant has reviewed the Stock Option Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Stock Option Agreement and the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator of the Plan upon any questions arising under the Plan or the Option.

SOMAXON PHARMACEUTICALS, INC.            PARTICIPANT

By: _________________________________    By: ___________________________________
Print Name:__________________________    Print Name: ___________________________
Title: ______________________________
Address: 12750 High Bluff Drive, Suite   Address: ______________________________
         310 San Diego, CA   92130                ______________________________

                                    EXHIBIT A

                          TO STOCK OPTION GRANT NOTICE

                             STOCK OPTION AGREEMENT

      Pursuant to the Stock Option Grant Notice ("GRANT NOTICE") to which this Stock Option Agreement (this "AGREEMENT") is attached, Somaxon Pharmaceuticals, Inc., a Delaware corporation (the "COMPANY"), has granted to Participant an option under the Company's 2005 Equity Incentive Award Plan (the "PLAN") to purchase the number of shares of Stock indicated in the Grant Notice.

                                   ARTICLE I

                                    GENERAL

      1.1 Defined Terms. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice.

      1.2 Incorporation of Terms of Plan. The Option is subject to the terms and conditions of the Plan which are incorporated herein by reference.

                                   ARTICLE II

                                 GRANT OF OPTION

      2.1 Grant of Option. In consideration of Participant's past and/or continued employment with or service to the Company or a Parent or Subsidiary and for other good and valuable consideration, effective as of the Grant Date set forth in the Grant Notice (the "GRANT DATE"), the Company irrevocably grants to Participant the Option to purchase any part or all of an aggregate of the number of shares of Stock set forth in the Grant Notice, upon the terms and conditions set forth in the Plan and this Agreement. Unless designated as a Non-Qualified Stock Option in the Grant Notice, the Option shall be an Incentive Stock Option to the maximum extent permitted by law.

      2.2 Exercise Price. The exercise price of the shares of Stock subject to the Option shall be as set forth in the Grant Notice, without commission or other charge; provided, however, that if this Option is designated as an Incentive Stock Option, the price per share of the shares subject to the Option shall not be less than the greater of (i) 100% of the Fair Market Value of a share of Stock on the Grant Date, or (ii) 110% of the Fair Market Value of a share of Stock on the Grant Date in the case of a Participant then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any "subsidiary corporation" of the Company or any "parent corporation" of the Company (each within the meaning of Section 424 of the Code).

      2.3 Consideration to the Company. In consideration of the grant of the Option by the Company, Participant agrees to render faithful and efficient services to the Company or any Parent or Subsidiary. Nothing in the Plan or this Agreement shall confer upon Participant any right to (a) continue in the employ of the Company or any Parent or Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Parents and Subsidiaries, which are hereby expressly reserved, to discharge Participant, if Participant is an Employee, or (b) continue to provide services to the Company or any Parent or Subsidiary or shall interfere with or restrict in any way the rights of the Company or its Parents and Subsidiaries, which are hereby expressly reserved, to terminate the services of Participant, if Participant is a consultant, at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written agreement between the Company, a Parent or a Subsidiary and Participant, or (c) continue to serve as a member of the Board or shall interfere with or restrict in any way the rights of the Company, which are hereby expressly reserved, to discharge Participant in accordance with the Company's Bylaws.

                                  ARTICLE III

                            PERIOD OF EXERCISABILITY

      3.1   Commencement of Exercisability.

            (a) Subject to Sections 3.3 and 5.8, the Option shall become vested and exercisable in such amounts and at such times as are set forth in the Grant Notice.

            (b) No portion of the Option which has not become vested and exercisable at the date of Participant's Termination of Employment, Termination of Directorship or Termination of Consultancy shall thereafter become vested and exercisable, except as may be otherwise provided by the Administrator or as set forth in a written agreement between the Company and Participant [FOR EXECUTIVE OFFICERS ONLY: , including, without limitation, that certain Employment Agreement dated as of ___________, between Participant and the Company (the "EMPLOYMENT AGREEMENT")].

      3.2 Duration of Exercisability. The installments provided for in the vesting schedule set forth in the Grant Notice are cumulative. Each such installment which becomes vested and exercisable pursuant to the vesting schedule set forth in the Grant Notice shall remain vested and exercisable until it becomes unexercisable under Section 3.3.

      3.3 Expiration of Option. The Option may not be exercised to any extent by anyone after the first to occur of the following events:

            (a) The expiration of ten years from the Grant Date;

            (b) If this Option is designated as an Incentive Stock Option and Participant owned (within the meaning of Section 424(d) of the Code), at the time the Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company or any "subsidiary corporation" of the Company or "parent corporation" of the Company (each within the meaning of Section 424 of the Code), the expiration of five years from the date the Option was granted; or

            (c) Except as set forth in a written agreement with the Company [FOR EXECUTIVE OFFICERS ONLY: , including, without limitation, the Employment Agreement,] the expiration of three months following the date of Participant's Termination of Employment, Termination of Directorship or Termination of Consultancy, unless such termination occurs by reason of Participant's death, Disability or Participant's discharge for Cause;

            (d) The expiration of one year following the date of Participant's Termination of Employment, Termination of Directorship or Termination of Consultancy by reason of Participant's death or Disability; or

            (e) The date of Participant's Termination of Employment, Termination of Directorship or Termination of Consultancy by the Company or any Parent or Subsidiary by reason of Participant's discharge for Cause.

      Participant acknowledges that an Incentive Stock Option exercised more than three months after Participant's Termination of Employment, other than by reason of death or Disability, will be taxed as a Non-Qualified Stock Option.

      3.4 Special Tax Consequences. Participant acknowledges that, to the extent that the aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options, including the Option, are exercisable for the first time by Participant in any calendar year exceeds $100,000 (or such other limitation as imposed by Section 422(d) of the Code), the Option and such other options shall be treated as not qualifying under Section 422 of the Code but rather shall be considered Non-Qualified Stock Options. Participant further acknowledges that the rule set forth in the preceding sentence shall be applied by taking Options and other "incentive stock options" into account in the order in which they were granted, as determined under Section 422(d) of the Code and the Treasury Regulations thereunder.

                                   ARTICLE IV

                               EXERCISE OF OPTION

      4.1 Person Eligible to Exercise. Except as provided in Sections 5.2(b) and 5.2(c), during the lifetime of Participant, only Participant may exercise the Option or any portion thereof. After the death of Participant, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by Participant's personal representative or by any person empowered to do so under the deceased Participant's will or under the then applicable laws of descent and distribution.

      4.2 Partial Exercise. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3.

      4.3 Manner of Exercise. The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company or the Secretary's office of all of the following prior to the time when the Option or such portion thereof becomes unexercisable under Section 3.3:

            (a) An Exercise Notice in writing signed by Participant or any other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Administrator. Such notice shall be substantially in the form attached as Exhibit B to the Grant Notice (or such other form as is prescribed by the Administrator); and

            (b)   Subject to Section 5.1(c) of the Plan:

                  (i) Full payment (in cash or by check) for the shares with respect to which the Option or portion thereof is exercised; or

                  (ii) Such payment may be made, in whole or in part, through the delivery of shares of Stock which have been owned by Participant for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; or

                  (iii) Through the delivery of a notice that Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided, that payment of such proceeds is made to the Company upon settlement of such sale; or

                  (iv) Subject to any applicable laws, any combination of the consideration provided in the foregoing paragraphs (i), (ii) and (iii); and

            (c) A bona fide written representation and agreement, in such form as is prescribed by the Administrator, signed by Participant or the other person then entitled to exercise such Option or portion thereof, stating that the shares of Stock are being acquired for Participant's own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and then applicable rules and regulations thereunder and any other applicable law, and that Participant or other person then entitled to exercise such Option or portion thereof will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Administrator may, in its absolute discretion, take whatever additional actions it deems appropriate to ensure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations and any other applicable law. Without limiting the generality of the foregoing, the Administrator may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on an Option exercise does not violate the Securities Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing Stock issued on exercise of the Option shall bear an appropriate legend referring to the provisions of this subsection (c) and the agreements herein. The written representation and agreement referred to in the first sentence of this subsection (c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such shares; and

            (d) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which may be in the form of consideration used by Participant to pay for such shares under Section 4.3(b), subject to Section 16.3 of the Plan; and

            (e) In the event the Option or portion thereof shall be exercised pursuant to Section 4.1 by any person or persons other than Participant, appropriate proof of the right of such person or persons to exercise the Option.

      4.4 Conditions to Issuance of Stock Certificates. The shares of Stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any shares of Stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

            (a) The admission of such shares to listing on all stock exchanges on which such Stock is then listed; and

            (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable; and

            (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable; and

            (d) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which may be in the form of consideration used by Participant to pay for such shares under Section 4.3(b), subject to Section 16.3 of the Plan; and

            (e) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may from time to time establish for reasons of administrative convenience.

      4.5 Rights as Stockholder. The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until such shares shall have been issued by the Company to such holder (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment will be made for a dividend or other right for which the record date is prior to the date the shares are issued, except as provided in Article 12 of the Plan.

                                   ARTICLE V

                                OTHER PROVISIONS

      5.1 Administration. The Administrator shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon Participant, the Company and all other interested persons. No member of the Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, this Agreement or the Option. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan and this Agreement.

      5.2   Option Not Transferable.

            (a) Subject to Section 5.2(b), the Option may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution, unless and until the shares underlying the Option have been issued, and all restrictions applicable to such shares have lapsed. Neither the Option nor any interest or right therein shall be liable for the debts, contracts or engagements of Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

            (b) Notwithstanding any other provision in this Agreement, with the consent of the Administrator and to the extent the Option is not intended to qualify as an Incentive Stock Option, the Option may be transferred to one or more Permitted Transferees, subject to the terms and conditions set forth in
Section 11.3(b) of the Plan.

            (c) Unless transferred to a Permitted Transferee in accordance with Section 5.2(b), during the lifetime of Participant, only Participant may exercise the Option or any portion thereof. Subject to such conditions and procedures as the Administrator may require, a Permitted Transferee may exercise the Option or any portion thereof during Participant's lifetime. After the death of Participant, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by Participant's personal representative or by any person empowered to do so under the deceased Participant's will or under the then applicable laws of descent and distribution.

      5.3 Lock-Up Period. Participant hereby agrees that, if so requested by the Company or any representative of the underwriters (the "MANAGING UNDERWRITER") in connection with any registration of the offering of any securities of the Company under the Securities Act, Participant shall not sell or otherwise transfer any shares of Stock or other securities of the Company during such period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company (which period shall not be longer than one hundred eighty days) (the "MARKET STANDOFF PERIOD") following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act.

      5.4   Restrictive Legends and Stop-Transfer Orders.

            (a) The share certificate or certificates evidencing the shares of Stock purchased hereunder shall be endorsed with any legends that may be required by state or federal securities laws.

            (b) Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

            (c) The Company shall not be required: (i) to transfer on its books any shares of Stock that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, or (ii) to treat as owner of such shares of Stock or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares shall have been so transferred.

      5.5 Shares to Be Reserved. The Company shall at all times during the term of the Option reserve and keep available such number of shares of Stock as will be sufficient to satisfy the requirements of this Agreement.

      5.6 Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the address given beneath the signature of the Company's authorized officer on the Grant Notice, and any notice to be given to Participant shall be addressed to Participant at the address given beneath Participant's signature on the Grant Notice. By a notice given pursuant to this Section 5.6, either party may hereafter designate a different address for notices to be given to that party. Any notice which is required to be given to Participant shall, if Participant is then deceased, be given to the person entitled to exercise his or her Option pursuant to Section 4.1 by written notice under this Section 5.6. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

      5.7 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

      5.8 Stockholder Approval. The Plan will be submitted for approval by the Company's stockholders within twelve months after the date the Plan was initially adopted by the Board. The Option may not be exercised to any extent by anyone prior to the time when the Plan is approved by the stockholders, and if such approval has not been obtained by the end of said twelve month period, the Option shall thereupon be canceled and become null and void.

      5.9 Governing Law; Severability. This Agreement shall be administered, interpreted and enforced under the laws of the State of California, without regard to the conflicts of law principles thereof. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

      5.10 Conformity to Securities Laws. Participant acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

      5.11 Amendments. This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by Participant or such other person as may be permitted to exercise the Option pursuant to Section 4.1 and by a duly authorized representative of the Company.


      5.12 Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

      5.13 Notification of Disposition. If this Option is designated as an Incentive Stock Option, Participant shall give prompt notice to the Company of any disposition or other transfer of any shares of Stock acquired under this Agreement if such disposition or transfer is made (a) within two years from the Grant Date with respect to such shares or (b) within one year after the transfer of such shares to him. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by Participant in such disposition or other transfer.

      5.14 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to
Section 16 of the Exchange Act, the Plan, the Option and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

      5.15 Entire Agreement. The Plan and this Agreement (including all Exhibits hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

                                    EXHIBIT B

                          TO STOCK OPTION GRANT NOTICE

                             FORM OF EXERCISE NOTICE

      Effective as of today,__________________, ___________ the undersigned ("PARTICIPANT") hereby elects to exercise Participant's option to purchase shares of the Stock (the "SHARES") of Somaxon Pharmaceuticals, Inc., a Delaware corporation (the "COMPANY"), under and pursuant to the Somaxon Pharmaceuticals, Inc. 2005 Equity Incentive Award Plan (the "PLAN") and the Stock Option Grant Notice and Stock Option Agreement dated (the "OPTION AGREEMENT"). Capitalized terms used herein without definition shall have the meanings given in the Option Agreement.

GRANT DATE:                  _____________________________________
NUMBER OF SHARES AS TO WHICH
OPTION IS EXERCISED:         _____________________________________
EXERCISE PRICE PER SHARE:    $____________
TOTAL EXERCISE PRICE:        $____________
CERTIFICATE TO BE ISSUED
IN NAME OF:                  _____________________________________
PAYMENT DELIVERED HEREWITH:  $______________ (Representing the full Exercise
                                              Price for the Shares, as well
                                              as any applicable withholding tax)

                                              Form of Payment: _________________
                                                               (Please specify)

TYPE OF OPTION:   [ ] Incentive Stock Option     [ ] Non-Qualified Stock Option

      Participant acknowledges that Participant has received, read and understood the Plan and the Option Agreement. Participant agrees to abide by and be bound by their terms and conditions. Participant understands that Participant may suffer adverse tax consequences as a result of Participant's purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

ACCEPTED BY:                             SUBMITTED BY:
SOMAXON PHARMACEUTICALS, INC.

By: __________________________________   By:  __________________________________
Print Name: __________________________   Print Name: ___________________________
Title: _______________________________
                                         Address: ______________________________
                                                  ______________________________

                          SOMAXON PHARMACEUTICALS, INC.

                        2005 EQUITY INCENTIVE AWARD PLAN

                     RESTRICTED STOCK AWARD GRANT NOTICE AND
                        RESTRICTED STOCK AWARD AGREEMENT

      Somaxon Pharmaceuticals, Inc., a Delaware corporation (the "COMPANY"), pursuant to its 2005 Equity Incentive Award Plan (the "PLAN"), hereby grants to the individual listed below ("PARTICIPANT"), the right to purchase the number of shares of the Company's Stock set forth below (the "SHARES") at the purchase price set forth below. This Restricted Stock award is subject to all of the terms and conditions as set forth herein and in the Restricted Stock Award Agreement attached hereto as Exhibit A (the "RESTRICTED STOCK AGREEMENT") and the Plan, which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Grant Notice and the Restricted Stock Agreement.

PARTICIPANT:              __________________________________________
GRANT DATE:               __________________________________________
PURCHASE PRICE PER SHARE: $___________ per share
TOTAL NUMBER OF SHARES
 OF RESTRICTED STOCK:     __________________________________________
VESTING SCHEDULE:         [To be specified in individual agreements]

      By his or her signature, Participant agrees to be bound by the terms and conditions of the Plan, the Restricted Stock Agreement and this Grant Notice. Participant has reviewed the Restricted Stock Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Restricted Stock Agreement and the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator of the Plan upon any questions arising under the Plan, this Grant Notice or the Restricted Stock Agreement. If Participant is married, his or her spouse has signed the Consent of Spouse attached to this Grant Notice as Exhibit B.

SOMAXON PHARMACEUTICALS, INC.              PARTICIPANT

By: __________________________________     By: _________________________________
Print Name: __________________________     Print Name: _________________________
Title: _______________________________
Address: 12750 High Bluff Drive, Suite     Address: ____________________________
         310 San Diego, CA 92130                    ____________________________

                                    EXHIBIT A

                     TO RESTRICTED STOCK AWARD GRANT NOTICE

                        RESTRICTED STOCK AWARD AGREEMENT

      Pursuant to the Restricted Stock Award Grant Notice ("GRANT NOTICE") to which this Restricted Stock Award Agreement (this "AGREEMENT") is attached, Somaxon Pharmaceuticals, Inc., a Delaware corporation (the "COMPANY"), has granted to Participant the right to purchase the number of shares of Restricted Stock under the Company's 2005 Equity Incentive Award Plan (the "PLAN") indicated in the Grant Notice.

                                   ARTICLE I

                                     GENERAL

      1.1 Defined Terms. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice.

      1.2 Incorporation of Terms of Plan. The Shares are subject to the terms and conditions of the Plan which are incorporated herein by reference.

                                   ARTICLE II

                            GRANT OF RESTRICTED STOCK

      2.1 Grant of Restricted Stock. consideration of Participant's past and/or continued employment with or service to the Company or a Parent or Subsidiary and for other good and valuable consideration, effective as of the Grant Date set forth in the Grant Notice (the "GRANT DATE"), the Company irrevocably grants to Participant the right to purchase the number of shares of Stock set forth in the Grant Notice (the "SHARES"), upon the terms and conditions set forth in the Plan and this Agreement.

      2.2 Purchase Price. The purchase price per Share (the "PURCHASE PRICE") shall be as set forth in the Grant Notice, without commission or other charge. The payment of the Purchase Price shall be paid by cash or check.

      2.3 Issuance of Shares. The issuance of the Shares under this Agreement shall occur at the principal office of the Company, upon payment of the Purchase Price by Participant, simultaneously with the execution of this Agreement by the parties (the "ISSUANCE DATE"). Subject to the provisions of Article IV below, on the Issuance Date, the Company shall issue the Shares (which shall be issued in Participant's name).

      2.4 Conditions to Issuance of Stock Certificates. The Shares, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such Shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any Shares prior to fulfillment of all of the following conditions:

            (a) The admission of such Shares to listing on all stock exchanges on which such Stock is then listed; and

            (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable; and

            (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable; and

            (d) The receipt by the Company of full payment for such shares, including payment of all amounts which, under federal, state, local or foreign tax law, the Company (or other employer corporation) is required to withhold upon issuance of such Shares; and

            (e) The lapse of such reasonable period of time following the Issuance Date as the Administrator may from time to time establish for reasons of administrative convenience.

      2.5 Rights as Stockholder. Except as otherwise provided herein, upon delivery of the Shares to the escrow holder pursuant to Article IV, Participant shall have all the rights of a stockholder with respect to said Shares, subject to the restrictions herein, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares; provided, however, that any and all cash dividends paid on such Shares and any and all shares of Stock, capital stock or other securities received by or distributed to Participant with respect to the Shares as a result of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company shall also be subject to the Repurchase Option (as defined in Section 3.1 below) and the restrictions on transfer in Section 3.4 below until such restrictions on the underlying Shares lapse or are removed pursuant to this Agreement.

      2.6 Consideration to the Company. In consideration of the issuance of the Shares by the Company, Participant agrees to render faithful and efficient services to the Company or any Parent or Subsidiary. Nothing in the Plan or this Agreement shall confer upon Participant any right to (a) continue in the employ of the Company or any Parent or Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Parents and Subsidiaries, which are hereby expressly reserved, to discharge Participant, if Participant is an Employee, or (b) continue to provide services to the Company or any Parent or Subsidiary or shall interfere with or restrict in any way the rights of the Company or its Parents and Subsidiaries, which are hereby expressly reserved, to terminate the services of Participant, if Participant is a consultant, at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written agreement between the Company, a Parent or a Subsidiary and Participant, or (c) continue to serve as a member of the Board or shall interfere with or restrict in any way the rights of the Company, which are hereby expressly reserved, to discharge Participant in accordance with the Company's Bylaws.

                                  ARTICLE III

                             RESTRICTIONS ON SHARES

      3.1 Repurchase Option. Subject to the provisions of Section 3.2 below, if Participant has a Termination of Employment, Termination of Directorship or Termination of Consultancy before all of the Shares are released from the Company's Repurchase Option (as defined below), the Company shall, upon the date of such Termination of Employment, Termination of Directorship or Termination of Consultancy (as reasonably fixed and determined by the Company), have an irrevocable, exclusive option, but not the obligation, for a period of ninety
(90) days after the date Participant has a Termination of Employment,

Termination of Directorship or Termination of Consultancy, to repurchase all or any portion of the Unreleased Shares (as defined below in Section 3.3) at such time (the "REPURCHASE OPTION") at the Purchase Price per Share (the "REPURCHASE PRICE"). The Repurchase Option shall lapse and terminate ninety (90) days after the Participant's Termination of Employment, Termination of Directorship or Termination of Consultancy. The Repurchase Option shall be exercisable by the Company by written notice to Participant or Participant's executor (with a copy to the escrow agent appointed pursuant to Section 4.1 below) and, at the Company's option, by delivery to Participant or Participant's executor with such notice of payment in cash or a check in the amount of the Repurchase Price times the number of Shares to be repurchased (the "AGGREGATE REPURCHASE PRICE"). Upon delivery of such notice and the payment of the Aggregate Repurchase Price, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company. In the event the Company repurchases any Shares under this Section 3.1, any dividends or other distributions paid on such Shares and held by the escrow agent pursuant to Section 4.1 and the Joint Escrow Instructions shall be promptly paid by the escrow agent to the Company.

      3.2 Release of Shares from Repurchase Restriction. The Shares shall be released from the Company's Repurchase Option on such dates and in such amounts as the Shares become vested in accordance with the vesting schedule set forth in the Grant Notice. Any of the Shares released from the Company's Repurchase Option shall thereupon be released from the restrictions on transfer under
Section 3.4. In the event any of the Shares are released from the Company's Repurchase Option, any dividends or other distributions paid on such Shares and held by the escrow agent pursuant to Section 4.1 and the Joint Escrow Instructions shall be promptly paid by the escrow agent to Participant.

      3.3 Unreleased Shares. Any of the Shares which, from time to time, have not yet been released from the Company's Repurchase Option are referred to herein as "UNRELEASED SHARES."

      3.4   Restrictions on Transfer.

            (a) Subject to repurchase by the Company pursuant to Section 3.1 and Section 3.4(b), no Unreleased Shares or any dividends or other distributions thereon or any interest or right therein or part thereof, shall be liable for the debts, contracts or engagements of Participant or his or her successors in interest or shall be subject to sale or other disposition by Participant or his or her successors in interest by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such sale or other disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted sale or other disposition thereof shall be null and void and of no effect.

            (b) Notwithstanding any other provision in this Agreement, with the consent of the Administrator, the Unreleased Shares may be transferred to certain Permitted Transferees, subject to the terms and conditions set forth in
Section 11.3(b) of the Plan.

                                   ARTICLE IV

                                ESCROW OF SHARES

      4.1 Escrow of Shares. To ensure the availability for delivery of Participant's Unreleased Shares upon repurchase by the Company pursuant to the Repurchase Option under Section 3.1, Participant hereby appoints the Secretary of the Company, or any other person designated by the Administrator as escrow agent, as his or her attorney-in-fact to assign and transfer unto the Company, such Unreleased Shares, if any, repurchased by the Company pursuant to the Repurchase Option pursuant to Section 3.1 and any dividends or other distributions thereon, and shall, upon execution of this Agreement, deliver and deposit with the Secretary of the Company, or such other person designated by the Administrator, any share certificates representing the Unreleased Shares, together with the stock assignment duly endorsed in blank, attached to the Grant Notice as Exhibit C to the Grant Notice. The Unreleased Shares and stock assignment shall be held by the Secretary of the Company, or such other person designated by the Administrator, in escrow, pursuant to the Joint Escrow Instructions of the Company and Participant attached as Exhibit D to the Grant Notice, until the Company exercises its Repurchase Option as provided in Section 3.1, until such Unreleased Shares are released from the Company's Repurchase Option, or until such time as this Agreement no longer is in effect. Upon release of the Unreleased Shares from the Company's Repurchase Option, the escrow agent shall deliver to Participant the certificate or certificates representing such Shares in the escrow agent's possession belonging to Participant in accordance with the terms of the Joint Escrow Instructions attached as Exhibit D to the Grant Notice, and the escrow agent shall be discharged of all further obligations hereunder. If the Shares are held in book entry form, then such entry will reflect that the Shares are subject to the restrictions of this Agreement. If any dividends or other distributions are paid on the Unreleased Shares held by the escrow agent pursuant to this Section 4.1 and the Joint Escrow Instructions, such dividends or other distributions shall also be subject to the restrictions set forth in this Agreement and held in escrow pending release of the Unreleased Shares with respect to which such dividends or other distributions were paid from the Company's Repurchase Option.

      4.2 Transfer of Repurchased Shares. Participant hereby authorizes and directs the Secretary of the Company, or such other person designated by the Administrator, to transfer the Unreleased Shares as to which the Repurchase Option has been exercised from Participant to the Company.

      4.3 No Liability for Actions in Connection with Escrow. The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

                                   ARTICLE V

                                OTHER PROVISIONS

      5.1 Adjustment for Stock Split. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, the Administrator shall make appropriate and equitable adjustments in the Unreleased Shares subject to the Repurchase Option and the number of Shares, consistent with any adjustment under Section 12.1 of the Plan. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Shares, to any and all shares of capital stock or other securities or other property or cash which may be issued in respect of, in exchange for, or in substitution of the Shares, and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.

      5.2 Taxes. Participant has reviewed with Participant's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by the Grant Notice and this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Participant understands that Participant (and not the Company) shall be responsible for Participant's tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. Participant understands that Participant will recognize ordinary income for federal income tax purposes under Section 83 of the Code as and when the Repurchase Option lapses. Participant understands that Participant may elect to be taxed for federal income tax purposes at the time the Shares are purchased by Participant rather than as and when the

Repurchase Option lapses by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days from the date of purchase. A form of election under Section 83(b) of the Code is attached to the Grant Notice as Exhibit E.

      Participant ACKNOWLEDGES THAT IT IS Participant'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO TIMELY FILE THE ELECTION UNDER SECTION 83(b), AND THE COMPANY AND ITS REPRESENTATIVES SHALL HAVE NO OBLIGATION OR AUTHORITY TO MAKE THIS FILING ON Participant'S BEHALF.

      5.3 Administration. The Administrator shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon Participant, the Company and all other interested persons. No member of the Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, this Agreement or the Shares. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan and this Agreement.

      5.4   Restrictive Legends and Stop-Transfer Orders.

            (a) Any share certificate(s) evidencing the Shares issued hereunder shall be endorsed with the following legend and any other legends that may be required by state or federal securities laws:

      THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF REPURCHASE IN FAVOR OF THE COMPANY AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF A RESTRICTED STOCK AWARD AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

      (b) Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

      (c) The Company shall not be required: (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares shall have been so transferred.

      5.5 Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the address given beneath the signature of an authorized officer of the Company on the Grant Notice, and any notice to be given to Participant shall be addressed to Participant at the address given beneath Participant's signature on the Grant Notice. By a notice given pursuant to this Section 5.5, either party may hereafter designate a different address for notices to be given to that party. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

      5.6 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

      5.7 Construction. This Agreement shall be administered, interpreted and enforced under the laws of the State of California without regard to conflicts of laws thereof. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

      5.8 Conformity to Securities Laws. Participant acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Shares are to be issued, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

      5.9 Amendments. This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by Participant and by a duly authorized representative of the Company.

      5.10 Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

      5.11 Entire Agreement. The Plan and this Agreement (including all Exhibits hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

                                    EXHIBIT B

                     TO RESTRICTED STOCK AWARD GRANT NOTICE

                                CONSENT OF SPOUSE

      I, ________________________, spouse of ________, have read and approve the foregoing Restricted Stock Grant Notice and Restricted Stock Award Agreement (the "AGREEMENT"). In consideration of issuing to my spouse the shares of the common stock of Somaxon Pharmaceuticals, Inc., a Delaware corporation (the "COMPANY"), set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares of the common stock of the Company issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: _______________, ____                ____________________________________
                                                    Signature of Spouse

                                    EXHIBIT C

                     TO RESTRICTED STOCK AWARD GRANT NOTICE

                                STOCK ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned, , hereby sells, assigns and transfers unto Somaxon Pharmaceuticals, Inc., a Delaware corporation (the "COMPANY"), _______ shares of the common stock of the Company standing in its name of the books of said corporation represented by Certificate No. ____ herewith and do hereby irrevocably constitute and appoint ____________________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

      This Stock Assignment may be used only in accordance with the Restricted Stock Award Agreement between the Company and the undersigned dated ___________,
____.

Dated: _______________, ____                ____________________________________
                                                    [Name of Participant]

      INSTRUCTIONS: Please do not fill in the blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its "Repurchase Option," as set forth in the Restricted Stock Award Agreement, without requiring additional signatures on the part of Participant.

                                    EXHIBIT D

                     TO RESTRICTED STOCK AWARD GRANT NOTICE

                            JOINT ESCROW INSTRUCTIONS

                                                          ________________, ____

Secretary
Somaxon Pharmaceuticals, Inc.
12750 High Bluff Drive, Suite 310
San Diego, CA   92130

Ladies and Gentlemen:

      As escrow agent (the "ESCROW AGENT") for both Somaxon Pharmaceuticals, Inc., a Delaware corporation (the "COMPANY"), and the undersigned recipient of shares of common stock of the Company (the "PARTICIPANT"), you are hereby authorized and directed to hold in escrow the documents delivered to you pursuant to the terms of that certain Restricted Stock Award Agreement ("AGREEMENT") between the Company and the undersigned (the "ESCROW"), including the stock certificate and the Assignment in Blank, in accordance with the following instructions:

      1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "COMPANY") exercises the Company's Repurchase Option as defined in the Agreement), the Company shall give to Participant and you a written notice specifying the number of shares of stock to be purchased, the purchase price and the time for a closing hereunder at the principal office of the Company. Participant and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

      2. As of the date of closing of the repurchase indicated in such notice, you are directed (a) to date the stock assignments necessary for the repurchase and transfer in question, (b) to fill in the number of shares being repurchased and transferred, and (c) to deliver the same, together with the certificate evidencing the shares of stock to be repurchased and transferred, to the Company or its assignee.

      3. Participant irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Participant does hereby irrevocably constitute and appoint you as Participant's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph and the Agreement, Participant shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

      4. Upon written request of Participant, but no more than once per calendar month, unless the Company's Repurchase Option has been exercised, you will deliver to Participant a certificate or certificates representing so many shares of stock as are not then subject to the Repurchase Option. Within one hundred twenty (120) days after the termination of the Company's Repurchase Option in accordance with the terms of the Agreement, you will deliver to Participant a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not repurchased pursuant to the Repurchase Option set forth in Section 3.1 of the Agreement.

      5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Participant, you shall deliver all of the same to the Participant and shall be discharged of all further obligations hereunder.

      6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

      7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Participant while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

      8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

      9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

      10. You shall not be liable for the expiration of any rights under any applicable state, federal or local statute of limitations or similar statute or regulation with respect to these Joint Escrow Instructions or any documents deposited with you.

      11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor. The Company will reimburse you for any reasonable attorneys' fees with respect thereto.

      12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

      13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

      14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

      15. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company, and any notice to be given to the Participant or you shall be addressed to the address given beneath Participant's and your signatures on the signature page to this Agreement. By a notice given pursuant to this Section 15, any party may hereafter designate a different address for notices to be given to that party. Any notice, which is required to be given to Participant, shall, if the Participant is then deceased, be given to Participant's designated beneficiary, if any by written notice under this Section 15. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly obtained by the United States Postal Service.

      16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

      17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

      18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of California, without regard to conflicts of law thereof.

                            (Signature Page Follows)

      IN WITNESS WHEREOF, the parties have executed these Joint Escrow Instructions as of the date first written above.

                                 Very truly yours,

                                 SOMAXON PHARMACEUTICALS, INC.

                                 By: ___________________________________________
                                       Name:
                                       Title:

                                 Address:  12750 High Bluff Drive, Suite 310
                                           San Diego, CA  92130

                                 PARTICIPANT:

                                 _______________________________________________

                                 Address _______________________________________
                                         _______________________________________

ESCROW AGENT:

By: __________________________________________
    Secretary, Somaxon Pharmaceuticals, Inc.

Address: 12750 High Bluff Drive, Suite 310
         San Diego, CA  92130

                                    EXHIBIT E

                     TO RESTRICTED STOCK AWARD GRANT NOTICE

                     FORM OF 83(B) ELECTION AND INSTRUCTIONS

      These instructions are provided to assist you if you choose to make an election under Section 83(b) of the Internal Revenue Code, as amended, with respect to the shares of common stock of Somaxon Pharmaceuticals, Inc. transferred to you. PLEASE CONSULT WITH YOUR PERSONAL TAX ADVISOR AS TO WHETHER AN ELECTION OF THIS NATURE WILL BE IN YOUR BEST INTERESTS IN LIGHT OF YOUR PERSONAL TAX SITUATION.

      The executed original of the Section 83(b) election must be filed with the Internal Revenue Service not later than 30 days after the date the shares were transferred to you. PLEASE NOTE: There is no remedy for failure to file on time. The steps outlined below should be followed to ensure the election is mailed and filed correctly and in a timely manner. ALSO, PLEASE NOTE: If you make the
Section 83(b) election, the election is irrevocable.

1. Complete Section 83(b) election form (attached as Attachment 1) and make four (4) copies of the signed election form. (Your spouse, if any, should sign Section 83(b) election form as well.)

2. Prepare the cover letter to the Internal Revenue Service (sample letter attached as Attachment 2).

3. Send the cover letter with the originally executed Section 83(b) election form and one (1) copy via certified mail, return receipt requested to the Internal Revenue Service at the address of the Internal Revenue Service where you file your personal tax returns. We suggest that you have the package date-stamped at the post office. The post office will provide you with a white certified receipt that includes a dated postmark. Enclose a self-addressed, stamped envelope so that the Internal Revenue Service may return a date-stamped copy to you. However, your postmarked receipt is your proof of having timely filed the Section 83(b) election if you do not receive confirmation from the Internal Revenue Service.

4. One (1) copy must be sent to Somaxon Pharmaceuticals, Inc. for its records and one (1) copy must be attached to your federal income tax return for the applicable calendar year.

5. Retain the Internal Revenue Service file stamped copy (when returned) for your records.

      Please consult your personal tax advisor for the address of the office of the Internal Revenue Service to which you should mail your election form.

                            ATTACHMENT 1 TO EXHIBIT E

               ELECTION UNDER INTERNAL REVENUE CODE SECTION 83(B)

      The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer's gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer's receipt of shares (the "Shares") of Common Stock of Somaxon Pharmaceuticals, Inc., a Delaware corporation (the "Company").

1. The name, address and taxpayer identification number of the undersigned taxpayer are:

      __________________________
      __________________________

      SSN: _____________________

      The name, address and taxpayer identification number of the Taxpayer's spouse are (complete if applicable):

      __________________________
      __________________________
      __________________________

      SSN: _____________________


2. Description of the property with respect to which the election is being made:

      __________________ (_____) shares of Common Stock of the Company.

3. The date on which the property was transferred was ______________. The taxable year to which this election relates is calendar year ____.

4.    Nature of restrictions to which the property is subject:

      The Shares are subject to repurchase at their original purchase price if unvested as of the date of termination of employment, directorship or consultancy with the Company.

5. The fair market value at the time of transfer (determined without regard to any lapse restrictions, as defined in Treasury Regulation Section 1.83-3(a)) of the Shares was $___________ per Share.

6.    The amount paid by the taxpayer for Shares was per share.

7.    A copy of this statement has been furnished to the Company.

Dated: _____________, ____           Taxpayer Signature ________________________

                                     E-1-1

The undersigned spouse of Taxpayer joins in this election. (Complete if applicable).

Dated: ______________, ____          Spouse's Signature ________________________

Signature(s) Notarized by:

        ___________________________
        ___________________________

                                     E-1-2

                            ATTACHMENT 2 TO EXHIBIT E
                 SAMPLE COVER LETTER TO INTERNAL REVENUE SERVICE

                            __________________, ____

                               VIA CERTIFIED MAIL
                            RETURN RECEIPT REQUESTED

Internal Revenue Service
[Address where taxpayer files returns]

Re:  Election under Section 83(b) of the Internal Revenue Code of 1986
     Taxpayer: _________________________________________________________________
     Taxpayer's Social Security Number: ________________________________________
     Taxpayer's Spouse:_________________________________________________________
     Taxpayer's Spouse's Social Security Number: _______________________________

Ladies and Gentlemen:

      Enclosed please find an original and one copy of an Election under Section 83(b) of the Internal Revenue Code of 1986, as amended, being made by the taxpayer referenced above. Please acknowledge receipt of the enclosed materials by stamping the enclosed copy of the Election and returning it to me in the self-addressed stamped envelope provided herewith.

                                              Very  truly yours,

                                              _________________________________

Enclosures

cc: Somaxon Pharmaceuticals, Inc.

                                     E-2-1